Fourth Quarter 2020 Earnings January 22, 2021

2 Disclaimer Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity” and certain financial measures excluding notable items, including merger-related charges. Notable items include certain revenue or expense items that may occur in a reporting period which management does not consider indicative of ongoing financial performance. Management believes it is useful for the investment community to consider financial metrics with and without notable items in order to enable a better understanding of company results, facilitate comparability of period-to-period financial results, and to evaluate and forecast those results. Although FHN has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation. Forward-Looking Statements This communication may contain forward-looking information, including guidance, involving significant risks and uncertainties. Forward- looking information is identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "should," "is likely," "will," "going forward," and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from results stated in or suggested by forward-looking information. Those factors include: general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve; competition; ability to execute business plans; regional, national, and world-wide political developments; recent and future legislative and regulatory developments; inflation or deflation; market (particularly real estate market) and monetary fluctuations; pestilence; man-made or natural disasters; customer, investor and regulatory responses to any of those conditions or events; matters mentioned in this release; critical accounting estimates; FHN’s success in executing its business plans and strategies following its 2020 merger with IBERIABANK Corporation, and managing the risks involved; the potential impacts on FHN’s businesses of the coronavirus COVID-19 pandemic, including negative impacts from quarantines, market declines, and volatility, and changes in customer behavior related to COVID-19; and other factors described in FHN's annual report on Form 10-K, FHN’s other recent filings with the SEC, and FHN’s most recent earnings release and related materials. FHN disclaims any obligation to update any forward-looking statements to reflect future events or developments, or changes in expectations. Throughout this presentation, numbers may not foot due to rounding.

4Q20 and FY2020 GAAP financial summary[1]

$s in millions except per share data	Reported					4Q20 Change vs.				Reported		2020 vs. 2019	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019		
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$ 522	$ 532	$ 305	$ 303	$ 311	$ (11)	(2)%	$ 210	68 %	$ 1,662	$ 1,210	$ 452	37 %
Fee income	288	823	206	175	183	(534)	(65)%	105	57 %	1,492	654	838	128 %
Total revenue	810	1,355	512	478	495	(545)	(40)%	315	64 %	3,155	1,864	1,291	69 %
Expense	508	587	321	302	328	(79)	(13)%	180	55 %	1,718	1,233	485	39 %
Pre-provision net revenue (PPNR)[1]	302	768	191	175	166	(466)	(61)%	136	82 %	1,436	631	805	128 %
Provision for credit losses	1	227	121	154	9	(226)	(100)%	(8)	(89)%	503	45	458	NM
Pre-tax income	301	541	69	21	157	(240)	(44)%	144	92 %	933	586	347	59 %
Income tax expense	56	2	13	5	36	54	NM	20	57 %	76	133	(57)	(43)%
Net income	245	539	57	16	121	(294)	(55)%	124	102 %	857	452	405	89 %
Non-controlling interest	3	3	3	3	3	—	(5)%	—	(3)%	12	11	1	5 %
Preferred dividends	8	13	2	2	2	(5)	(40)%	6	NM	23	6	17	NM
NIAC	$ 234	$ 523	$ 52	$ 12	$ 117	$ (289)	(55)%	118	101 %	822	435	387	89 %
$s in billions													
Avg loans	$ 59.8	$ 60.1	$ 34.0	$ 30.5	$ 30.7	$ (0.3)	— %	$ 29.1	95 %	$ 46.2	$ 29.2	$ 17.0	58 %
Period-end loans	$ 58.2	$ 59.7	$ 32.7	$ 33.4	$ 31.1	$ (1.5)	(2)%	$ 27.2	87 %	$ 58.2	$ 31.1	$ 27.2	87 %
Avg deposits	$ 69.6	$ 67.1	$ 37.5	$ 32.9	$ 32.8	$ 2.5	4 %	$ 36.9	112 %	$ 51.9	$ 32.4	$ 19.5	60 %
Period-end deposits	$ 70.0	$ 68.4	$ 37.8	$ 34.4	$ 32.4	$ 1.6	2 %	$ 37.6	116 %	$ 70.0	$ 32.4	$ 37.6	116 %
Key performance metrics													
Net interest margin (NIM)	2.71 %	2.84 %	2.90 %	3.16 %	3.26 %	(13)bps		(55)bps		2.86 %	3.28 %	(42)bps	
Loan to deposit ratio (avg.)	85.9 %	89.6 %	90.5 %	92.8 %	93.7 %	(369)bps		(778)bps		89.02 %	90.08 %	(106)bps	
ROCE	12.5 %	28.5 %	4.5 %	1.1 %	10.0 %	(1,596)bps		256 bps		13.66 %	9.60 %	406 bps	
ROTCE	16.7 %	37.8 %	6.7 %	1.6 %	15.0 %	(2,102)bps		170 bps		19.03 %	14.71 %	432 bps	
ROA	1.2 %	2.6 %	0.5 %	0.2 %	1.1 %	(147)bps		4 bps		1.33 %	1.08 %	25 bps	
Efficiency ratio	62.7 %	43.3 %	62.7 %	63.3 %	66.4 %	1,940 bps		(364)bps		54.47 %	66.15 %	(1,168)bps	
FTEs	8,466	8,121	5,006	4,969	5,005	345	4 %	3,461	69 %	6,649	5,231	1,418	27 %
CET1 ratio	9.67 %	9.21 %	9.25 %	8.54 %	9.20 %	46 bps		47 bps		9.67 %	9.20 %	47 bps	
Effective tax rate	18.7 %	0.4 %	18.4 %	22.4 %	22.9 %	1,829 bps		(417)bps		8.2 %	22.8 %	(1,461)bps	
Per common share													
Diluted EPS	$ 0.42	$ 0.95	$ 0.17	$ 0.04	$ 0.37	$ (0.53)	(56)%	$ 0.05	14 %	$ 1.89	$ 1.38	$ 0.51	37 %
Tangible book value per share	$ 10.23	$ 9.92	$ 9.99	$ 9.96	$ 10.02	$ 0.31	3 %	$ 0.21	2 %	$ 10.23	$ 10.02	$ 0.21	2 %
Avg. diluted shares outstanding	557	551	313	313	313	6	1 %	244	78 %	434	316	118	37 %

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.

3

4 Table of contents FHN: Strong execution in a challenging environment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 4Q20 notable items and other unusual items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 4Q20 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 NII and NIM reflect benefit of merger and deposit pricing discipline . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Adjusted fee income vs. adjusted FHN/IBKC combined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted expense vs. adjusted FHN/IBKC combined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Total funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Prudently managing risk . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Significant reserves for current environment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Update on areas of perceived risk . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Strong capital position . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Merger integration update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 1Q21 & FY2021 Outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Key takeaways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

FHN: Strong execution in a challenging environment

Adjusted EPS of $0.46 in 4Q20 and $1.22 in FY2020[1]

Countercyclical Businesses Helping Mitigate Low-rate Headwinds	• 4Q20 Adjusted PPNR of $335 million reflects a net $11 million reduction tied to unusual items with strong results in countercyclical businesses – NII of $522 million down 2%; Core NII up 1% driven by lower funding costs – Adjusted fees relatively stable QoQ largely reflecting improvement in traditional banking fees with seasonally lower fixed income/mortgage banking fees from strong 3Q20 levels – Adjusted expense of $474 million relatively stable QoQ • Adjusted provision expense of $1 million improved $79 million QoQ; $28 million reserve release
Robust Capital & Liquidity	• TBVPS of $10.23 increased 3% QoQ driven by continued strong earnings growth • CET1 ratio of 9.67% increased 46 bps largely reflecting growth in net income • ACL/Loans ratio of 2.14% excl. LMC/PPP portfolios; Total loss absorption capacity of 2.22% • Average loan-to-deposit ratio of 86% vs. 90% in 3Q20
Solid Credit Quality Despite Environment	• Net charge-offs of 19 bps vs. 44 bps in 3Q20; NPLs of 66 bps vs. 75 bps in 3Q20 • Total loss absorption capacity of 2.2% of loans with continued prudent stance on reserve levels • COVID-deferrals declined to 0.9% of total loans from 2.4% in 3Q20
Strategic Update	• Significant progress across key merger milestones; Upsized expected cost saves to ~ $200 million – Achieved $56 million of annualized net cost saves in 4Q20 – Expect to fully integrate systems in fall of 2021 • IBKC transaction accretive to TBVPS within 6 months - well ahead of estimated 2-year earnback • Company-run stress test results show significantly lower stressed loss rates vs. CCAR-bank median

[1]*Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.*

5

4Q20 notable items and other unusual items[1]

($s in millions except per share data)

Notable Items

4Q20 IBKC merger-related notable items		
Noninterest income:		
Merger accounting adjustment: other noninterest income[2]	$	1
Total noninterest income		**1**
Noninterest expense:		
Incentives and commissions		(21)
Total personnel expenses		(21)
Occupancy and equipment		(2)
Outside services		(7)
Amortization of intangible assets		(1)
Other noninterest expense		(4)
Total noninterest expense		(34)
Total IBKC net notable items	$	(33)
Tax impact of 4Q20 notable items		13
After-tax impact of 4Q20 notable items	$	**(20)**
EPS impact of 4Q20 notable items[2]	$	**(0.04)**

- 4Q20 results were reduced by $20 million after-tax, or $0.04 per share of notable items

IBKC Cumulative Pre-tax Integration Costs

Cost to Date				Targeted		
4Q19 - 3Q20	Purchase Acct.	4Q20	Total	2021	2022	Total
$ 146	$ 120	$ 34	$ 300	$ 125	$ 35	$ 460

- Increase in merger-related expense reflects impact of $30 million increase in annual targeted cost saves

Unusual Items

In addition to merger-related notable items, Adjusted results were also reduced by the following unusual items:

	4Q20 Adjusted	Unusual Items	4Q20 adjusted ex-unusual items	Item Commentary
Net interest income	$ 522	$ (5)	$ 527	Largely tied to a promotional credit card offering
Fee income	288	(3)	291	Securities losses in other noninterest income
Revenue	810	(8)	818	
Incentives and commissions	89	8	81	One-time employee bonus and COVID-related vacation net carryover costs
Other noninterest expense	35	(5)	40	Lower regulatory-related costs, largely FDIC insurance
Total expense	474	3	471	
PPNR	$ 335	$ (11)	$ 346	

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases. [2]Merger accounting adjustment is non-taxable income. EPS computed based on approximately 557 million diluted shares.

6

4Q20 adjusted financial highlights[1]

$s in millions except per share data	Adjusted FHN 4Q20	Adjusted FHN 3Q20	Adjusted FHN standalone 4Q19	4Q20 Change vs. 3Q20 $/bps	4Q20 Change vs. 3Q20 %	4Q20 Change vs. 4Q19 $/bps	4Q20 Change vs. 4Q19 %	QoQ ex-unusual items
Net interest income	$ 522	$ 532	$ 311	$ (11)	(2)%	$ 211	68 %	**(1)%**
Fee income	288	291	183	(4)	(1)%	105	57 %	**—%**
Total revenue	810	823	495	(13)	(2)%	315	64 %	**(1)%**
Expense	474	471	291	3	1 %	183	63 %	**—%**
Pre-provision net revenue	335	352	203	(17)	(5)%	132	65 %	**(2)%**
Provision for credit losses	1	80	9	(79)	(99)%	(8)	(89)%	
Net charge-offs	29	67	3	(38)	(57)%	26	NM	
Reserve build/(release)	(28)	13	6	(41)	NM	(34)	NM	
NIAC	$ 255	$ 193	$ 147	$ 62	32 %	$ 108	73 %	
Key performance Metrics								
Fee income as a % of total revenue	36 %	35 %	37 %	24 bps		(149)bps		
Efficiency ratio	58.6 %	57.3 %	58.9 %	131 bps		(31)bps		
ROTCE	18.2 %	13.9 %	18.9 %	428 bps		(70)bps		
Diluted EPS	$ 0.46	$ 0.35	$ 0.47	$ 0.11	31 %	$ (0.01)	(2)%	
TBV per share	$ 10.23	$ 9.92	$ 10.02	$ 0.31	3 %	$ 0.21	2 %	
Effective tax rate	20.7 %	23.3 %	22.2 %	(258)bps		(144)bps		

- Adjusted EPS of $0.46 increased 31% QoQ; TBV per share of $10.23 increased 3%
- Adjusted revenue of $810 million down $13 million driven by an $8 million impact from unusual items
- NII down $11 million QoQ driven by a reduction in net merger-related and PPP loan benefits; results also reduced by a $5 million unusual item; Core NII remained relatively stable
- Adjusted fee income down $4 million QoQ driven by $3 million of securities losses in other noninterest income tied to modest repositioning of the investment portfolio
- Adjusted expense relatively stable QoQ
  - Results included a net $3 million increase tied to unusual items
  - Results also reflect the benefit of a $6 million reduction tied to merger cost saves with a total of $14 million in 4Q20
- Provision for credit losses of $1 million, decreased $79 million from adjusted 3Q20 levels largely reflecting improved overall macroeconomic outlook

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.

7

NII and NIM reflect benefit of merger and deposit pricing discipline[1]

($s in millions)


NII and NIM Trends
Legacy FHN
$311
$296
$303
$294
$305
$284
$532
$476
$522
$479
3.26%
3.16%
2.90%
2.84%
2.71%
4Q19
1Q20
2Q20
3Q20
4Q20
Core NIM[1]
3.10%
3.07%
2.80%
2.68%
2.63%
Ex-unusual items
$527
$484
2.74%
2.65%
Core NII
Reported NII
Reported NIM

- NII down $11 million and NIM down 13 bps QoQ on lower net merger-related and PPP loan benefits
  - Core NII up $8 million before an unusual item driven by a $13 million reduction in funding costs
  - Core NIM down 2 bps before the impact of an unusual item and excess cash
  - Period-end excess cash ~$7.6 billion vs. $4.6 billion in 3Q20
- Interest-bearing deposit costs of 26 bps improved 10 bps QoQ
  - Targeting ~21 bps vs. 24 in last ZIRP cycle

3Q20 vs. 4Q20

$s in millions		NII	Margin
3Q20 Reported	$	**532**	**2.84 %**
Less: non-core items (see appendix)		(56)	(0.15)
3Q20 Core	$	**476**	**2.68**
Downward Repricing of Deposit Costs		11	0.06
Debt Maturity and Corresponding Swap		2	0.01
Runoff of Investment Securities Portfolio		(3)	—
Unusual item		(5)	(0.03)
Higher Fed Cash Balances		1	(0.09)
Net Change in Loans & Other		(2)	—
4Q20 Core	$	**479**	**2.63 %**
PPP loans and fees		20	(0.04)
Current Period loan accretion		33	0.22
Time Deposit Amortization		8	(0.18)
Securities Premium Amortization		(18)	0.08
4Q20 Reported	$	**522**	**2.71 %**

[1]*Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.*

8

Adjusted fee income vs. adjusted FHN/IBKC combined[1]

$s in millions	Adjusted FHN		Adjusted FHN /IBKC combined			4Q20 Change vs.				QoQ ex-unusual items
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		
						$/bps	%	$/bps	%	
Fixed income	$ 104	$ 111	$ 112	$ 96	$ 81	$ (7)	(6)%	$23	28 %	
Mortgage banking & title	57	66	53	32	26	(9)	(13)%	31	120	
Brokerage, trust, and insurance	31	30	33	34	33	1	5 %	(2)	(5)	
Service charges and fees	53	50	46	50	54	3	6 %	(1)	(2)	
Card and digital banking fees	18	17	17	19	20	1	8 %	(2)	(8)	
Deferred compensation income	9	4	8	(10)	3	5	123 %	6	NM	
Other noninterest income	15	14	18	21	26	1	7 %	(11)	(43)	29%
Total Fee Income	$ 288	$ 291	$ 287	$ 240	$ 244	$ (4)	(1)%	$44	18 %	—%
Key Metrics										
Fixed Income										
Average Daily Revenue (ADR)	$ 1.5	$ 1.5	$ 1.6	$ 1.3	$ 1.1	$—	(3)%	$0.4	42 %	
Mortgage banking										
Originations										
Secondary	$1,120	$1,186	$1,152	$ 581	$ 573	$(66)	(6)%	$547	95 %	
Portfolio	$ 350	$ 396	$ 675	$ 497	$ 714	$(46)	(12)%	$(364)	(51)%	
Gain on sale spread	4.00 %	3.93 %	2.86 %	3.07 %	2.85 %	7 bps		115 bps		

- Adjusted fee income stable before $3 million of securities losses in unusual items
- Fixed income decreased $7 million QoQ largely reflecting the impact of day count and lower fees in other products; up $23 million YoY
  - ADR of $1.5 million relatively stable QoQ and up 42% YoY
- Mortgage banking and title down $9 million QoQ, reflecting seasonal declines; up $31 million YoY
- Service charges and fees increased $3 million largely reflecting higher cash management fees
- Relatively modest improvements in all other categories

[1] *Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.*

9

Adjusted expense vs. adjusted FHN/IBKC combined[1]

$s in millions	Adjusted FHN	Adjusted FHN /IBKC combined				4Q20 Change vs.				QoQ ex-unusual items
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		
						$/bps	%	$/bps	%	
Salaries and benefits	$ 200	$ 200	$ 193	$ 194	$ 193	$ —	— %	$ 7	4 %	
Incentives and commissions	89	91	97	100	83	(2)	(2)%	6	7 %	(11)%
Deferred compensation expense	9	3	10	(10)	4	6	NM	5	125 %	
Total personnel expense	298	294	300	283	279	4	1 %	19	7 %	(1)%
Occupancy and equipment	74	73	74	72	73	1	2 %	1	2 %	
Outside services	52	46	46	49	49	6	13 %	3	6 %	
Amortization of intangible assets	14	14	9	9	10	—	(2)%	4	37 %	
Other noninterest expense	35	45	57	58	50	(10)	(22)%	(15)	(30)%	(11)%
Total noninterest expense	$ 474	$ 471	$ 486	$ 471	$ 462	$ 3	1 %	$ 12	3 %	— %
Full-time equivalent associates	8,466	8,121	8,384	8,368	8,406	345	4 %	60	1 %	

- Adjusted expense relatively stable before the net $3 million impact tied to unusual items in incentives/commission and other noninterest expense
  - Results also reflect the benefit of a $6 million increase in merger cost saves
- Personnel expense up $4 million
  - Salaries and benefits remained stable
  - Incentives/commissions down $2 million largely tied to a reduction in revenue-based incentives despite $8 million of unusual items
  - Deferred compensation up $6 million largely offset in noninterest income
- Outside services increased $6 million largely reflecting higher advertising and technology costs and the impact of seasonality
- Other noninterest expense decreased $10 million and included ~$5 million benefit tied to lower regulatory-related costs, largely FDIC insurance

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.

10

Total loans[1]

Loan trends



$54.9B
9%
2%
24%
26%
40%
$55.1B
8%
2%
23%
26%
40%
$59.7B
9%
7%
2%
21%
21%
40%
$58.2B
9%
7%
2%
20%
21%
41%
$60.1B
10%
7%
2%
21%
21%
40%
$59.8B
11%
7%
2%
20%
21%
40%
Period-end loans FHN/IBKC combined 3Q19
Period-end loans FHN/IBKC combined 4Q19
Period-end loans 3Q20
Period-end loans 4Q20
Average Loans 3Q20
Average Loans 4Q20

	3Q19	4Q19	3Q20	4Q20
Yields			3.70%	3.56%
Core Yields			3.46%	3.43%
Avg 1M LIBOR	2.17%	1.79%	0.16%	0.15%

- Total Commercial excl. LMC & PPP
- Consumer real estate
- PPP
- Commercial real estate (CRE)
- Credit card and other
- Loans to mortgage co.

- Average 4Q20 loans of $59.8 billion decreased $298 million from 3Q20
  - Lower consumer real estate-secured and commercial real estate more than offset a modest increase in C&I driven by growth in loans to mortgage companies (LMC)
  - Average LMC of $6.5 billion, up ~$691 million QoQ, reflecting strong volume
- Period-end loans of $58.2 billion decreased $1.5 billion QoQ
  - Driven by a $687 million decline in consumer loans as well as a $349 million decrease in other C&I, a $236 million reduction in CRE and a $203 million decrease in LMC
- Utilization rates of 46% remained relatively stable with 3Q20 levels[2]

1Q20 to 4Q20 line utilization

	Period-end FHN/IBKC combined 1Q20	Period-end FHN/IBKC combined 2Q20	Period-end 3Q20	Period-end 4Q20
Utilization %	53%	48%	47%	46%

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases. [2]Utilization rates exclude Loans to Mortgage Companies.

11

Total funding[1]

Interest-bearing liabilities & DDA trends



$64.7B
1%
7%
19%
4%
14%
32%
23%
$64.0B
1%
6%
21%
3%
12%
34%
23%
$73.2B
1%
3%
20%
3%
8%
36%
29%
$74.2B
—%
3%
21%
2%
7%
37%
30%
$72.1B
0.5%
3%
20%
3%
8%
36%
29%
$74.0B
—%
3%
20%
3%
7%
37%
30%
Period-end FHN/IBKC combined 3Q19
Period-end FHN/IBKC combined 4Q19
Period-end 3Q20
Period-end 4Q20
Average 3Q20
Average 4Q20

	3Q19	4Q19	3Q20	4Q20
Deposit Cost of Funds			0.25%	0.18%
Total Cost of Funds			0.51%	0.40%
Avg 1M LIBOR	2.17%	1.79%	0.16%	0.15%

- DDA
- Time deposits
- Other interest-bearing deposits
- Trading Liabilities
- Savings
- Term borrowings
- Short-term borrowings

- Average 4Q20 deposits of $69.6 billion increased $2.5 billion QoQ reflecting an increase in interest-bearing and demand deposits
  - 4Q20 period-end deposits of $70.0 billion increased $1.6 billion from 3Q20 levels largely reflecting growth in demand deposits, savings and other IB deposits
- Total deposit cost of funds of 0.18% in 4Q20, down from 0.25% in 3Q20
  - Interest-bearing deposit costs of 26 bps; prior ZIRP cycle rate of 24 bps in 3Q15
- 4Q20 borrowings of $4.2 billion decreased $560 million from 3Q20
  - Total funding costs of 0.40% in 4Q20, decreased from 0.51% in 3Q20

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.

12

13 $227 Provision for credit losses Non-PCD NCO% 4Q19 1Q20 2Q20 3Q20 4Q20 Prudently managing risk 1Net charge-off % is annualized and as % of average loans. ($s in millions) Provision, credit losses, and net charge-offs Legacy FHN Allowance for credit losses (ACL) $206 $484 0.66% 1.45% 1.80% 1.80% 1.80%127% 255% 260% 241% 271% ACL ACL/Loans ACL/NPLs 4Q19 1Q20 2Q20 3Q20 4Q20 $588 $1,077 $1,048 Legacy FHN Non-performing loans (NPL) $162 $190 $226 $447 $386 0.52% 0.57% 0.69% 0.75% 0.66% NPLs $ NPLs % 4Q19 1Q20 2Q20 3Q20 4Q20 • Net charge-offs of $29 million driven by $23 million of losses in the energy portfolio • NPL ratio of 66 bps, down 9 bps QoQ • Allowance for credit losses to loans ratio continued to remain steady at 1.80% • Transformed loan portfolio since Global Financial Crisis from higher-risk, real estate concentration to commercially diversified portfolio Legacy FHN 2008 4Q20 Non-performing loans ratio 4.91% 0.66%1 $3 $7 $17 $67 $29 $9 $154 $121 $80 $1 0.04% 0.10% 0.20% 0.44% 0.19% NCOs Provision for credit losses Non-PCD NCO% 4Q19 1Q20 2Q20 3Q20 4Q20

Significant reserves for current environment[1]

($s in millions)

3Q20 vs. 4Q20 Allowance for credit losses (ACL)



$1,077
$(29)
$1
$1,048
9/30/2020
Net charge-offs
Provision expense
12/31/2020

ACL/loans



1.80%
2.14%
Total
Total ex. LMC & PPP

ACL/annualized NCOs



915%
Total

- Reserve release of $28 million
  - Reduction in Energy portfolio including expected January 2021 loan sale
  - Lower balances and improving economic scenarios
- Utilized Moody's November 2020 baseline scenario and applied additional modest weighting to alternative upside and downside scenarios
- Also incorporated
  - Detailed portfolio reviews of industries currently affected by pandemic
  - Additional factors such as the reemergence of COVID cases, disjointed vaccine rollout, and overall economic uncertainty

$s in millions	3Q20 Period-end	% of Total Loans	4Q20 Period-end	% of Total Loans
Total allowance for credit losses	**$ 1,077**	**1.80 %**	**$ 1,048**	**1.80 %**
Unrecognized discount - acquired loans	284	0.48	242	0.42
Total loss absorption capacity	**$ 1,361**	**2.28 %**	**$ 1,290**	**2.22 %**

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.

14

Update on areas of perceived risk

Portfolio by industry as of 12/31/2020

$s in billions	Balance	% of total loans	Subject to more heightend monitoring	% of total loans
Other C&I	$ 6.2	10.6 %	$ —	— %
Finance & Insurance	3.0	5.2	—	—
Health Care & Social Assistance	2.1	3.7	—	—
Non-real estate leasing	0.6	1.1	—	—
Real estate leasing	***1.6***	***2.7***	***1.6***	***2.7***
Real Estate Rental & Leasing	2.2	3.8	—	—
Quick serve restaurants and other lower risk categories	1.1	2.0	—	—
Higher-risk accommodation and food service	***0.7***	***1.2***	***0.7***	***1.2***
Accommodation & Food Service	1.8	3.1	—	—
Wholesale Trade	1.9	3.2	—	—
Energy	***1.6***	***2.8***	***1.6***	***2.8***
Manufacturing	1.6	2.7	—	—
Grocery stores, gas stations, convenience stores, home improvement, auto-related and other lower-risk retail	1.2	2.1	—	—
Higher-risk retail trade	***0.1***	***0.1***	***0.1***	***0.1***
Retail Trade	1.3	2.2	—	—
Transportation & Warehousing	1.3	2.2	—	—
Golf courses and other outdoor lower risk sectors	0.3	0.6	—	—
Fitness centers, recreational centers and other higher-risk arts, entertainment and recreation	***0.4***	***0.6***	***0.4***	***0.6***
Arts, Entertainment & Recreation	0.7	1.2	—	—
Total C&I excluding LMC and PPP	$ 23.8	40.7 %	$ 4.3	7.4 %
Lower-risk Other CRE	8.6	14.7	—	—
Higher-risk Other CRE	***0.2***	***0.3***	***0.2***	***0.3***
Other CRE	8.7	15.0	—	—
Lower-risk CRE retail	2.2	3.8	—	—
Higher-risk CRE retail	***0.1***	***0.2***	***0.1***	***0.2***
CRE - Retail	2.3	3.9	—	—
Lower-risk CRE hospitality	1.0	1.7	—	—
Higher-risk CRE hospitality	***0.3***	***0.5***	***0.3***	***0.5***
CRE - Hospitality	1.3	2.2	—	—
Total CRE excluding PPP	$ 12.3	21.1 %	0.6	1.0 %
Total commercial loans excluding LMC and PPP	$ 36.1	61.8 %	$ 4.9	8.4 %
Loans to mortgage companies (LMC)	5.5	9.4		
Paycheck protection program (PPP)	4.1	6.9		
Total commercial loans	$ 45.7	78.1 %		
Total consumer loans	$ 12.8	21.9 %		
Total loans	$ 58.4	100.0 %		
Total loans excl. LMC and PPP	$ 48.9	83.7 %		

Portfolios subject to more heightened monitoring decreased 24% to $4.9 billion, or ~8.4% of loans ex. LMC/PPP

- Continuing to closely monitor industries currently impacted by COVID-19 disruptions; Performed deep dive review on $7.2 billion of commercial portfolio in 4Q20
- Other sectors such as essential services, recreational goods, manufacturing, and home improvement performing well
- Consumer portfolio asset quality relatively stable; refreshed weighted avg. FICO score of ~752
- **Real Estate Rental/Leasing** – ~29% non-real estate rental and leasing, primarily equipment with ~71% real estate-related, largely REITs which are diversified across property types
- **Accommodation/Food Service** – ~62% quick service restaurants and other lower risk categories with normalizing trends; higher-risk portfolio largely reflects regional and national casual dining brands
- **Energy** – ~$240 million in oil field services, ~$863 million in E&P - Portfolio clients are hedged ~59% through 2021, 29% through 2022 and 15% through 2023
- **Retail Trade** – Substantially all essential services and other more resilient sectors including home improvement and auto-related
- **Arts/Entertainment** – ~47% tied to golf courses and other lower risk outdoor sectors
- **CRE – Retail** – Granular portfolio with ~1,850+ tenants largely focused on value- and necessity-based properties; limited geographic/major tenant concentration; limited regional mall/power center exposure
  - ~0.6% of CRE-Retail on active deferral vs. ~41% peak deferral
- **CRE – Hospitality** – ~84% flagged properties and ~57% limited service/ extended stay properties
  - ~14% of CRE hospitality is on active deferral vs. ~68% peak deferral

Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 4Q20. Energy-related loans represented across various categories.

15

Strong capital position[1]

Capital levels



11.22%
10.15%
9.20%
10.78%
9.52%
8.54%
12.47%
10.69%
9.25%
12.05%
10.25%
9.21%
12.55%
10.73%
9.67%
4Q19
1Q20
2Q20
3Q20
4Q20
CET1 ratio
Tier 1 capital ratio
Total capital ratio

- Robust PPNR[1] and enhanced earnings power provide dividend support and additional loss-absorbing capital
- Tangible book value per share of $10.23 at December 31, 2020 increased 3% from $9.92 as of September 30, 2020.
  - IBKC Merger now accretive to tangible book value per share, well ahead of estimated two-year earn-back period
- CET1 ratio of 9.67% includes 17 bp impact tied to lower loan balances
- Company-run stress test results show significantly lower stressed loss rates vs. CCAR-bank median

3Q20 vs. 4Q20 CET1 ratio



9.21%
0.39%
(0.13)%
(0.03)%
0.17%
0.05%
9.67%
3Q20 actual
Adjusted NIAC
Common Dividends
Notable Items
Lower Loan Balances
Other
4Q20 estimate

Tangible book value per share



$9.92
$0.48
$(0.15)
$(0.04)
$0.02
$10.23
3Q20 actual
Adjusted NIAC, net of change in Intangibles
Common Dividends
Notable Items
Other[1]
4Q20 estimate

[1]All data prior to 3Q20 is for FHN standalone. Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.

16

Merger integration update

Integration Framework

- Aligning cultures & establishing good cadence
- Integration work continues to be done effectively in largely remote manner
- Finalized 3-year Strategic Plan

4Q20 Milestones

People

- Associate retention remains strong, including in leadership/critical positions (95%)
- New sales team structures and credit partnerships for combined organization successfully implemented

Systems/Ops

- Mortgage origination consolidated onto a best-in-class system
- Launched a new and improved wire system
- Completed major upgrades to online banking system
- Consolidated procurement and expense management systems
- Upgraded a consolidated project management system for combined company
- Converted training systems and migrated associates to a new digital training platform
- Completed build out of detailed internal and external communications and training calendars

Upcoming Events

- Conversion of IBERIA Financial Services to First Horizon Advisors
- Commence PPP origination for both legacy banks on a single platform
- Continue consolidation of corporate properties in Miami, New York and Houston markets
- Continue upgrades and enhancements to systems/applications ahead of conversion
- Complete assessment of business requirements and data mapping ahead of first mock conversion scheduled for 2Q21

Integration Highlights

Increased targeted annualized cost saves to ~$200 million by 1H22

- Achieved ~$32 million YTD with ~$14 million in 4Q20

Annualized Savings

Actual		Estimated	
3Q20	4Q20	2021	2022
~$32mm	~$56mm	~$115mm	~$200mm

Seeing strong early success on revenue synergies not included in deal economics

Continue to introduce system and application upgrades and enhancements ahead of scheduled conversion

17

1Q21 & FY2021 Outlook[1]

Earnings Drivers	4Q20 Adjusted Baseline	1Q21 Adjusted Expectations	Adjusted 4Q20 Annualized Baseline	2021 Adjusted Expectations	Comments
Net Interest Income	$525 million (FTE) $76.985 billion - 4Q20 avg. earning assets	Mid single-digit % decline Avg. earning assets up slightly, with avg. loans down modestly	$2.088 billion (FTE) $76.985 billion - 4Q20 avg. earning assets	Low to mid single-digit % decline Avg. earning assets relatively stable to down modestly with average loans modestly lower	• 1Q21: Reflects lower net loan accretion/ securities premium amortization and day count • FY21: Largely reflects lower net loan accretion/ securities premium amortization • Assumes continued muted loan demand
Noninterest Income	$287 million	Mid-teens % decline	$1.144 billion	Low-teens % decline	• 1Q21: Reflects the impact of seasonality, partially offset by expectation for relatively strong environment for fixed income and mortgage banking • FY21: Expectation for relatively strong environment for fixed income and mortgage banking
Noninterest Expense	$474 million $385 million - excluding incentives & commissions	Low to mid single - digit % decline Low single-digit % decline	$1.886 billion $1.531 billion - excluding incentives & commissions	Low to mid single -digit % decline Low single-digit % decline	• Efficiency ratio relatively stable to up modestly vs. 4Q20 levels • Ongoing focus on efficiency in addition to merger cost saves
Net Charge-Offs	19 bps	~20 - 30 bps	19 bps	~ 25 - 35 bps	• Combination of CECL and lower visibility around pace of COVID-pandemic recovery provides potential for increased variability in provision
CET1 Ratio	9.67%	~ 9.50%	9.67% 4Q20	~ 9.50%	• Optionality to opportunistically repurchase shares

Assumes prolonged low-rate environment and mid single-digit GDP growth rate with some recovery in 2H21 assuming gradual improvement in COVID-19 pandemic

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.

18

19 Well-positioned to deliver strong execution • Expanded franchise in attractive Southern markets • Diversified business model with countercyclical businesses helping to mitigate pressure from low rates • Uniquely positioned to deliver significant cost savings in a challenging environment – Strong progress towards ~$200 million of cost saves, upsized from ~$170 million • Continued prudent risk management with strong reserves – ~45% of loan book marked with ~$1.3 billion of total loss absorption capacity Significant opportunities to drive relative outperformance and build shareholder value

20 APPENDIX

Notable Items

($s in millions except per share data)

(In millions, except per share data)	Favorable / (Unfavorable) 4Q20	3Q20	2020	2019
Noninterest income:				
Merger accounting adjustment other noninterest income[1]	$ (1)	$ (532)	$ (533)	$ —
Total noninterest income	**(1)**	**(532)**	**(533)**	**—**
Noninterest expense:				
Salaries and benefits	—	(1)	(7)	(5)
Incentives and commissions	(21)	(34)	(55)	(10)
Total personnel expenses	(21)	(35)	(62)	(15)
Occupancy and equipment	(2)	(4)	(6)	(3)
Outside services	(7)	(32)	(46)	(48)
Amortization of intangible assets	(1)	(1)	(2)	—
Other noninterest expense	(4)	(44)	(54)	(49)
Total noninterest expense	**(34)**	**(116)**	**(170)**	**(114)**
Non-PCD provision for credit losses	—	(147)	(147)	—
Total net notable items (pre-tax)	33	(269)	(216)	114
Tax impact of notable items	13	61	78	24
After-tax impact of notable itmes	**$ 20**	**$ (331)**	**$ (294)**	**$ 90**
EPS impact of notable items	**$ 0.04**	**$ (0.60)**	**$ (0.68)**	**$ 0.29**
Diluted shares	557	551	434	316

Financial Statement Caption	Favorable / (Unfavorable) FHN Pre-Tax	FHN After-Tax at Marginal Tax Rate	IBKC Pre-Tax	IBKC After-Tax at Marginal Tax Rate
2Q20				
Salaries and benefits	$ (5)	$ (4)	$ (2)	$ (2)
Incentives and commissions	—	—	(2)	(2)
Occupancy and equipment	—	—	(1)	(1)
Outside services	(6)	(5)	(9)	(7)
Other noninterest expense	(4)	(3)	(1)	(1)
Total Acquisition and Hazard related expenses	(14)	(12)	(15)	(12)
Other noninterest income - (Gain) loss on sale of investments	—	—	(6)	(5)
Total Notable items	**$ (14)**	**$ (12)**	**$ (9)**	**$ (7)**
1Q20				
Salaries and benefits	$ (1)	$ (1)	$ (2)	$ (2)
Occupancy and equipment	—	—	(1)	—
Outside services	(2)	(2)	—	—
Other noninterest expense	(3)	(2)	—	—
Total Acquisition and Hazard related expenses	(6)	(5)	(3)	(3)
Total Notable items	**$ (6)**	**$ (5)**	**$ (3)**	**$ (3)**
4Q19				
Salaries and benefits	$ (4)	$ (4)	$ (2)	$ (1)
Outside services	(18)	(15)	(9)	(4)
Other noninterest expense	(3)	(2)	—	—
Total Acquisition, Rebranding, Restructuring related expenses	(26)	(21)	(11)	(6)
Other noninterest expense - Charitable Contributions	(11)	(9)	—	—
Total Notable items	**$ (37)**	**$ (30)**	**$ (11)**	**$ (6)**

[1] *Merger accounting adjustment is non-taxable income.*

21

FY2020 adjusted financial highlights[1]

$s in millions except per share data		Adjusted FHN 2020		Adjusted FHN standalone 2019		2020 Change vs. 2019 $/bps	2020 Change vs. 2019 %
Net interest income	$	1,662	$	1,210	$	452	37 %
Fee income		960		654		305	47 %
Total revenue		2,623		1,864		759	41 %
Expense		1,549		1,119		429	38 %
Pre-provision net revenue		1,073		745		328	44 %
Provision for credit losses		356		45		311	NM
Net charge-offs		119		27		92	NM
Reserve build/(release)		237		18		218	NM
NIAC	$	528	$	525	$	3	1 %

Key performance Metrics							
Fee income as a % of total revenue		37 %		35 %		151 bps	
Efficiency ratio		59 %		60 %		(96)bps	
ROTCE[2]		12.15 %		17.60 %		(545)bps	
Diluted EPS	$	1.22	$	1.66	$	(0.45)	(27)%
TBV per share	$	10.23	$	10.02	$	0.21	2 %
Effective tax rate		21.5 %		22.5 %		(99)bps	

- Adjusted EPS of $1.22 decreased $0.45 as the impact of the IBKC merger/Truist branch acquisition was more than offset by a $311 million CECL-related provision increase
  - Adjusted PPNR up 44% YoY driven by the $272 million impact of the IBKC merger/Truist branch acquisition
- NII up $452 million YoY
  - Results reflect $433 million benefit tied to IBKC merger/Truist branch acquisition
- Adjusted fee income up $305 million driven by a net $178 million benefit from the IBKC merger as well as strength in fixed income which helped mitigate COVID-related declines in traditional banking fees
- Adjusted expense up $429 million driven by the $339 million impact of the IBKC merger/Truist branch acquisition
  - Efficiency ratio of 59%
- Provision for credit losses of $356 million increased $311 million driven by CECL and COVID-19 impacts

Results prior to 3Q20 do not reflect the impact of the IBKC merger/Truist branch acquisition

[1]*Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q20 CET1 ratio is an estimate, and references to loans include leases.*

22

FHN reserve and deferrals by portfolio

$s in billions	Loan Balance		Allowance for Loan Losses		Allowance Coverage Ratio
Portfolios excl. Loans to Mortgage Companies (LMC) & PPP					
Energy	$	1.6	$	0.1	5.9 %
C&I excl. Energy, LMC, & PPP		22.1		0.4	1.6
Total C&I excl. LMC & PPP		23.8		0.4	1.9
CRE - Other		8.7		0.1	1.4
CRE - Retail		2.3		0.1	2.4
CRE - Hospitality		1.3		0.1	5.0
Total CRE excl. PPP		12.3		0.2	2.0
Total Commercial excl. LMC & PPP		36.1		0.7	1.9
Total Consumer		12.8		0.3	2.1
Total Loans excl. LMC & PPP		**48.9**		**1.0**	**2.0**
LMC		5.5		—	0.1
PPP		4.1		—	—
Total Loans	**$**	**58.4**	**$**	**1.0**	**1.7 %**
Reserve for unfunded commitments	**$**	**58.4**	**$**	**0.1**	**0.1 %**
Total Loans to Allowance for Credit Losses	**$**	**58.4**	**$**	**1.0**	**1.8 %**

$s in millions	Have Taken a COVID-19 Deferral: Approx. # of Deferrals		Balances with Deferrals	% of Total Balances	Are Still on Deferral: Approx. # of Deferrals		Balances with Deferrals	% of Total Balances
Consumer	5,635	$	1,304	10.0 %	986	$	218	1.7 %
Commercial excl. PPP	4,465		5,479	13.2 %	128		301	0.7 %
Total excl. PPP	**10,100**	**$**	**6,782**	**12.4 %**	**1,140**	**$**	**518**	**0.9 %**

Allowance for Credit Losses (ACL) to Loans Ratio

$s in millions		Loan Balance		ACL Balance	ACL/Loans
Total Loans	**$**	**58,232**	**$**	**1,048**	**1.8 %**
Loans to Mortgage Companies (LMC)		5,404		5	0.1
PPP		4,052		—	—
Total excl. LMC & PPP	**$**	**48,776**	**$**	**1,043**	**2.1 %**

Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 4Q20. Energy-related loans represented across various categories.Numbers may not add to total due to rounding.

23

Future Accretion Schedule & Reconciliation to GAAP financials

Estimated IBKC Securities Premium Amortization[1]

$s in millions		
2021	$	50
2022		32
2023 and beyond	$	68

Estimated IBKC Loan Accretion

$s in millions		
2021	$	60
2022		48
2023 and beyond	$	87

Estimated Loan Accretion - Other Acquisitions

$s in millions		
2021	$	22
2022		13
2023 and beyond	$	11

4Q20 Reported to Core Reconciliation

$s in millions	NII	Margin
4Q20 Reported	$ 522	2.71 %
Less: non-core items		
PPP loans and fees	20	(0.04)
Current Period loan accretion	33	0.22
Time Deposit Amortization	8	(0.18)
Securities Premium Amortization	(18)	0.08
4Q20 Core	**$ 479**	**2.63 %**

4Q20 Reported	$ 522	2.71 %
Less: unusual items	(5)	(0.03)
4Q20 Reported ex-unusual items	**$ 527**	**2.74 %**

4Q20 Core	**$ 479**	**2.63 %**
Less: unusual items	(5)	(0.03)
4Q20 Core ex-unusual items	**$ 484**	**2.65 %**

3Q20 Reported to Core Reconciliation

$s in millions	NII	Margin
3Q20 Reported	$ 532	2.84 %
Less: non-core items		
PPP loans and fees	26	(0.02)
Current Period loan accretion	44	0.30
Time Deposit Amortization	8	(0.26)
Securities Premium Amortization	(22)	0.13
3Q20 Core	**$ 476**	**2.68 %**

2Q20 Reported to Core Reconciliation

$s in millions	NII	Margin
2Q20 Reported	**$ 305**	**2.90 %**
Less: non-core items		
PPP loans and fees	15	0.04
Current Period loan accretion	6	0.06
2Q20 Core	**$ 284**	**2.80 %**

1Q20 Reported to Core Reconciliation

$s in millions	NII	Margin
1Q20 Reported	**$ 303**	**3.16 %**
Less: non-core items		
PPP loans and fees	—	—
Current Period loan accretion	9	0.09
1Q20 Core	**$ 284**	**2.80 %**

$s in millions	4Q20	4Q20 ex-unusual items	3Q20	4Q20 vs 3Q20	4Q20 ex-unusual items vs. 3Q20
NII - Reported	$ 522	$ 527	$ 532	$ (10)	$ (5)
NIM - Reported	2.71 %	2.74 %	2.84 %	(0.13)%	(0.10)%
NII - Core	$ 479	$ 484	$ 476	$ 3	$ 8
NIM - Core	2.63 %	2.65 %	2.68 %	(0.05)%	(0.02)%

4Q19 Reported to Core Reconciliation

$s in millions	NII	Margin
4Q19 Reported	**$ 311**	**3.26 %**
Less: non-core items		
PPP loans and fees	—	—
Current Period loan accretion	16	0.16
4Q19 Core	**$ 284**	**2.80 %**

[1]Estimated based on market rates and prepayment assumptions as of 12/31/2020.

24

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical quarterly income statements

	4Q20			3Q20			2Q20			1Q20			4Q19		
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income	$ 574	$ —	$ 574	$ 598	$ —	$ 598	$ 347	$ —	$ 347	$ 378	$ —	$ 378	$ 404	$ —	$ 404
Interest expense	53	—	53	66	—	66	41	—	41	76	—	76	93	—	93
Net interest income	**522**	**—**	**522**	**532**	**—**	**532**	**305**	**—**	**305**	**303**	**—**	**303**	**311**	**—**	**311**
Noninterest income:															
Fixed income	104	—	104	111	—	111	112	—	112	96	—	96	81	—	81
Mortgage banking and title	57	—	57	66	—	66	4	—	4	2	—	2	4	—	4
Brokerage, trust, and insurance	31	—	31	30	—	30	22	—	22	23	—	23	22	—	22
Service charges and fees	53	—	53	50	—	50	35	—	35	36	—	36	39	—	39
Card and digital banking fees	18	—	18	17	—	17	12	—	12	12	—	12	14	—	14
Deferred compensation income	9	—	9	4	—	4	8	—	8	(10)	—	(10)	3	—	3
Other noninterest income	16	(1)	15	546	(532)	14	12	—	12	15	—	15	20	—	20
Total noninterest income	**288**	**(1)**	**288**	**823**	**(532)**	**291**	**206**	**—**	**206**	**175**	**—**	**175**	**183**	**—**	**183**
Total revenue	**810**	**(1)**	**810**	**1,355**	**(532)**	**823**	**512**	**—**	**512**	**478**	**—**	**478**	**495**	**—**	**495**
Noninterest expense:															
Personnel expense:															
Salaries and benefits	200	—	200	201	(1)	200	111	(5)	107	113	(1)	112	112	(4)	107
Incentives and commissions	110	(21)	89	126	(34)	91	79	—	79	81	—	81	63	—	63
Deferred compensation expense	9	—	9	3	—	3	9	—	9	(10)	—	(10)	4	—	4
Total personnel expense	319	(21)	298	329	(35)	294	200	(5)	195	183	(1)	182	179	(4)	174
Occupancy and equipment	76	(2)	74	77	(4)	73	46	—	46	44	—	44	44	—	44
Outside services	59	(7)	52	78	(32)	46	38	(5)	33	38	(2)	37	54	(18)	36
Amortization of intangible assets	15	(1)	14	15	(1)	14	5	—	5	5	—	5	6		6
Other noninterest expense	39	(4)	35	89	(44)	45	31	(4)	27	31	(3)	28	45	(15)	31
Total noninterest expense	**508**	**(34)**	**474**	**587**	**(116)**	**471**	**321**	**(14)**	**307**	**302**	**(6)**	**296**	**328**	**(37)**	**291**
Pre-provision net revenue	302	33	335	768	(416)	352	191	14	205	175	6	181	166	37	203
Provision for credit losses	1	—	1	227	(147)	80	121	—	121	154	—	154	9	—	9
Income before income taxes	301	33	334	541	(269)	272	69	14	84	21	6	27	157	37	194
Provision for income taxes	56	13	69	2	61	63	13	3	15	5	1	6	36	7	43
Net income	**245**	**20**	**265**	**539**	**(331)**	**208**	**57**	**12**	**68**	**16**	**5**	**21**	**121**	**30**	**151**
Net income attributable to noncontrolling interest	3	—	3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	242	20	262	536	(331)	205	54	12	66	14	5	18	118	30	148
Preferred stock dividends	8	—	8	13	—	13	2	—	2	2	—	2	2	—	2
Net income available to common shareholders	$ 234	$ 20	$ 255	$ 523	$ (331)	$ 193	$ 52	$ 12	$ 64	$ 12	$ 5	$ 17	$ 117	$ 30	$ 147
Common Stock Data															
EPS	$ 0.42	$ 0.04	$ 0.46	$ 0.95	$ (0.60)	$ 0.35	$ 0.17	$ 0.04	$ 0.21	$ 0.04	$ 0.01	$ 0.05	$ 0.38	$ 0.10	$ 0.47
Basic shares	553		553	550		550	312		312	312		312	311		311
Diluted EPS	$ 0.42	$ 0.04	$ 0.46	$ 0.95	$ (0.60)	$ 0.35	$ 0.17	$ 0.04	$ 0.20	$ 0.04	$ 0.01	$ 0.05	$ 0.37	$ 0.10	$ 0.47
Diluted shares	557		557	551		551	313		313	313		313	313		313

25

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical annual income statements

($s in millions, except per share data)	2020 GAAP	2020 Notable Items	2020 Non-GAAP	2019 GAAP	2019 Notable Items	2019 Non-GAAP
Interest income	$ 1,898	$ —	$ 1,898	$ 1,624	$ —	$ 1,624
Interest expense	235	—	235	414	—	414
Net interest income	**1,662**	**—**	**1,662**	**1,210**	**—**	**1,210**
Noninterest income:						
Fixed income	423	—	423	279	—	279
Mortgage banking and title	129	—	129	10	—	10
Brokerage, trust, and insurance	107	—	107	87	—	87
Service charges and fees	174	—	174	153	—	153
Card and digital banking fees	59	—	59	50	—	50
Deferred compensation income	11	—	11	11	—	11
Other noninterest income	589	(533)	56	64	—	64
Total noninterest income	**1,492**	**(533)**	**960**	**654**	**—**	**654**
Total revenue	**3,155**	**(533)**	**2,622**	**1,864**	**—**	**1,864**
Noninterest expense:						
Personnel expense:						
Salaries and benefits	625	(7)	619	454	(5)	449
Incentives and commissions	396	(55)	341	228	(10)	219
Deferred compensation expense	11	—	11	13	—	13
Total personnel expense	1,033	(62)	971	695	(15)	680
Occupancy and equipment	243	(6)	238	175	(3)	172
Outside services	213	(46)	166	190	(48)	143
Amortization of intangible assets	40	(2)	38	25	—	25
Other noninterest expense	189	(54)	136	148	(49)	98
Total noninterest expense	1,718	(170)	1,549	1,233	(114)	1,119
Pre-provision net revenue	1,436	(363)	1,073	631	114	745
Provision for credit losses	503	(147)	356	45	—	45
Income before income taxes	933	(216)	717	586	114	700
Provision for income taxes	76	78	154	133	24	157
Net income	**857**	**(294)**	**563**	**452**	**90**	**543**
Net income attributable to noncontrolling interest	12	—	12	11	—	11
Net income attributable to controlling interest	845	(294)	551	441	90	531
Preferred stock dividends	23	—	23	6	—	6
Net income available to common shareholders	$ 822	$ (294)	$ 528	$ 435	$ 90	$ 525
Common Stock Data						
EPS	$ 1.90	$ (0.68)	$ 1.22	$ 1.39	$ 0.29	$ 1.67
Basic shares	432		432	314		314
Diluted EPS	$ 1.89	$ (0.68)	$ 1.22	$ 1.38	$ 0.29	$ 1.66
Diluted shares	434		434	316		316

26

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Combined Historical Data: non-interest income and expense	2Q20			1Q20			4Q19		
($s in millions, except per share data)	FHN	IBKC	Combined	FHN	IBKC	Combined	FHN	IBKC	Combined
Noninterest income:									
Fixed income	$ 112	$ —	$ 112	$ 96	$ —	$ 96	$ 81	$ —	$ 81
Mortgage banking and title	4	49	53	2	29	32	4	22	26
Brokerage, trust, and insurance	22	11	33	23	10	34	22	11	33
Service charges and fees	35	11	46	36	14	50	39	15	54
Card and digital banking fees	12	5	17	12	6	19	14	7	20
Deferred compensation income	8	—	8	(10)	—	(10)	3	—	3
Other noninterest income	12	11	23	15	6	21	20	6	26
Total noninterest income	$ 206	$ 86	$ 293	$ 175	$ 65	$ 240	$ 183	$ 60	$ 244
Noninterest expense:									
Personnel expense:									
Salaries and benefits	$ 111	$ 83	$ 195	$ 113	$ 83	$ 196	$ 112	$ 82	$ 194
Incentives and commissions	79	24	104	81	20	101	63	25	88
Deferred compensation expense	9	—	10	(10)	—	(10)	4	—	4
Total personnel expense	200	108	308	183	103	286	179	107	286
Occupancy and equipment	46	29	75	44	28	73	44	29	73
Outside services	38	23	61	38	12	51	54	23	77
Amortization of intangible assets	5	4	9	5	4	9	6	4	10
Other noninterest expense	31	30	61	31	30	61	45	19	64
Total noninterest expense	$ 321	$ 194	$ 515	$ 302	$ 177	$ 480	$ 328	$ 182	$ 510

27

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted 4Q20 FHN compared to adjusted combined historical data: non-interest income and expense

	4Q20	2Q20			1Q20			4Q19			4Q20 vs 4Q19	
($s in millions, except per share data)	FHN	FHN	IBKC	Combined	FHN	IBKC	Combined	FHN	IBKC	Combined	$/bps	%
Noninterest income:												
Fixed income	$ 104	$ 112	$ —	$ 112	$ 96	$ —	$ 96	$ 81	$ —	$ 81	$ 23	28 %
Mortgage banking and title	57	4	49	53	2	29	32	4	22	26	31	120
Brokerage, trust, and insurance	31	22	11	33	23	10	34	22	11	33	(2)	(5)
Service charges and fees	53	35	11	46	36	14	50	39	15	54	(1)	(2)
Card and digital banking fees	18	12	5	17	12	6	19	14	7	20	(2)	(8)
Deferred compensation income	9	8	—	8	(10)	—	(10)	3	—	3	6	NM
Other noninterest income	15	12	5	18	15	6	21	20	6	26	(11)	(43)
Total noninterest income	$ 288	$ 206	$ 81	$ 287	$ 175	$ 65	$ 240	$ 183	$ 60	$ 244	$ 44	18 %
Noninterest expense:												
Personnel expense:												
Salaries and benefits	$ 200	$ 111	$ 81	$ 193	$ 113	$ 81	$ 194	$ 112	$ 80	$ 193	$ 7	4 %
Incentives and commissions	89	75	22	97	80	20	100	58	25	83	6	7
Deferred compensation expense	9	9	—	10	(10)	—	(10)	4	—	4	5	125
Total personnel expense	298	195	104	300	182	101	283	174	105	279	19	7
Occupancy and equipment	74	46	28	74	44	28	72	44	29	73	1	2
Outside services	52	32	14	46	36	12	49	36	14	49	3	6
Amortization of intangible assets	14	5	4	9	5	4	9	6	4	10	4	37
Other noninterest expense	35	27	30	57	28	30	58	31	19	50	(15)	(30)
Total noninterest expense	$ 474	$ 307	$ 179	$ 486	$ 296	$ 174	$ 471	$ 291	$ 170	$ 462	$ 12	3 %

28

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

FHN 4Q20 before unusual items and Adjusted 4Q20 compared to prior quarter

($s in millions, except per share data)	4Q20 GAAP	4Q20 Unusual Items	4Q20 Non-GAAP	3Q20 GAAP	4Q20 GAAP ex-unusual items vs. 3Q20 $	4Q20 Adjusted	4Q20 Unusual Items	4Q20 Ex-unusual items	3Q20 Adjusted	4Q20 Adj. ex-unusual items vs. 3Q20 Adj. $	4Q20 Adj. ex-unusual items vs. 3Q20 Adj. %
Net interest income	**$ 522**	**$ 5**	**$ 527**	**$ 532**	**$ (6)**	**$ 522**	**$ 5**	**$ 527**	**$ 532**	**$ (5)**	**(1)%**
Noninterest income:											
Fixed income	104	—	104	111	(7)	104	—	104	111	(7)	(6)
Mortgage banking and title	57	—	57	66	(8)	57	—	57	66	(9)	(14)
Brokerage, trust, and insurance	31	—	31	30	2	31	—	31	30	1	3
Service charges and fees	53	—	53	50	3	53	—	53	50	3	6
Card and digital banking fees	18	—	18	17	2	18	—	18	17	1	6
Deferred compensation income	9	—	9	4	5	9	—	9	4	5	125
Other noninterest income	16	3	19	546	(527)	15	3	18	14	4	29
Total noninterest income	**$ 288**	**$ 3**	**$ 292**	**$ 823**	**$ (531)**	**$ 288**	**$ 3**	**$ 291**	**$ 291**	**$ —**	**—%**
Total revenue	**$ 810**	**$ 8**	**$ 818**	**$ 1,355**	**$ (537)**	**$ 810**	**$ 8**	**$ 818**	**$ 823**	**$ (5)**	**(1)%**
Noninterest expense:											
Personnel expense:											
Salaries and benefits	$ 200	$ —	$ 200	$ 201	$ (1)	$ 200	$ —	$ 200	$ 200	$ —	—%
Incentives and commissions	110	(8)	102	126	(23)	89	(8)	81	91	(10)	(11)
Deferred compensation expense	9	—	9	3	6	9	—	9	3	6	NM
Total personnel expense	319	(8)	311	329	(18)	298	(8)	290	294	(4)	(1)
Occupancy and equipment	76	—	76	77	—	74	—	74	73	1	1
Outside services	59	—	59	78	(19)	52	—	52	46	6	13
Amortization of intangible assets	15	—	15	15	—	14	—	14	14	—	—
Other noninterest expense	39	5	44	89	(45)	35	5	40	45	(5)	(11)
Total noninterest expense	**$ 508**	**$ (3)**	**$ 505**	**$ 587**	**$ (82)**	**$ 474**	**$ (3)**	**$ 471**	**$ 471**	**$ —**	**—%**
Pre-provision net revenue	**$ 302**	**$ 11**	**$ 313**	**$ 768**	**$ (455)**	**$ 335**	**$ 11**	**$ 346**	**$ 352**	**$ (6)**	**(2)%**

29

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

4Q20 & 3Q20 compared to Combined Historical Balance Sheet Data

	4Q20		3Q20		4Q19				3Q19			
$s in millions	FHN		FHN		FHN	IBKC	Combined		FHN	IBKC	Combined	
Loans and Leases:												
Commercial	$ 45,379	78 %	$ 46,167	77 %	$ 24,388	$ 16,612	$ 41,000	74 %	$ 24,523	$ 16,300	$ 40,823	74 %
Loans to Mortgage Companies (LMC)	5,404	9	5,607	9	4,411	—	4,411	8	5,038	—	5,038	9
PPP	4,052	7	4,175	7	—	—	—	—	—	—	—	—
Commercial Loans excl. LMC & PPP	35,923	62	36,385	61	19,977	16,612	36,589	66	19,485	16,300	35,785	65
Consumer real estate	11,725	20	12,328	21	6,177	6,726	12,903	23	6,245	6,703	12,948	24
Credit card and other	1,128	2	1,212	2	496	683	1,179	2	493	673	1,166	2
Loans and leases, net of unearned income	**$ 58,232**	**100 %**	**$ 59,707**	**100 %**	**$ 31,061**	**$ 24,021**	**$ 55,082**	**100 %**	**$ 31,261**	**$ 23,677**	**$ 54,938**	**100 %**
Interest-bearing liabilities & DDA:												
Interest-bearing deposits:												
Savings	$ 27,324	37 %	$ 26,573	36 %	$ 11,665	$ 9,805	$ 21,470	34 %	$ 11,489	$ 9,326	$ 20,815	32 %
Time deposits	5,070	7	5,526	8	3,618	4,274	7,892	12	4,176	4,629	8,805	14
Other interest-bearing deposits	15,415	21	14,925	20	8,717	4,821	13,538	21	8,011	4,503	12,514	19
Total interest-bearing deposits	47,810	64	47,025	64	24,001	18,900	42,901	67	23,676	18,459	42,135	65
Trading liabilities	353	—	477	1	506	—	506	1	720	—	720	1
Short-term borrowings	2,198	3	2,142	3	3,518	204	3,722	6	3,948	498	4,446	7
Term borrowings	1,670	2	2,162	3	791	1,344	2,135	3	1,195	1,394	2,589	4
Total interest-bearing liabilities	**52,030**	**70**	**51,805**	**71**	**28,816**	**20,447**	**49,263**	**77**	**29,539**	**20,351**	**49,890**	**77**
DDA	22,173	30	21,384	29	8,429	6,320	14,749	23	8,269	6,519	14,788	23
Total interest-bearing liabilities & DDA	**$ 74,203**	**100 %**	**$ 73,189**	**100 %**	**$ 37,245**	**$ 26,767**	**$ 64,012**	**100 %**	**$ 37,808**	**$ 26,870**	**$ 64,678**	**100 %**
Loans to Deposits ratio	**83 %**		**87 %**		**96 %**	**95 %**	**96 %**		**98 %**	**95 %**	**97 %**	

30

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)	4Q20	3Q20	2Q20	1Q20	4Q19	2020	2019
Tangible Common Equity (Non-GAAP)							
(A) Total equity (GAAP)	$ 8,307	$ 8,144	$ 5,208	$ 5,056	$ 5,076	$ 8,307	$ 5,076
Less: Noncontrolling interest	295	295	295	295	295	295	295
Less: Preferred stock	470	470	240	96	96	470	96
(B) Total common equity	$ 7,541	$ 7,378	$ 4,673	$ 4,665	$ 4,685	$ 7,541	$ 4,685
Less: Intangible assets (GAAP)	1,864	1,876	1,552	1,558	1,563	1,864	1,563
(C) Tangible common equity (Non-GAAP)	$ 5,677	$ 5,502	$ 3,120	$ 3,107	$ 3,122	$ 5,677	$ 3,122
Tangible Assets (Non-GAAP)							
(D) Total assets (GAAP)	$ 84,209	$ 83,030	$ 48,645	$ 47,197	$ 43,311	$ 84,209	$ 43,311
Less: Intangible assets (GAAP)	1,864	1,876	1,552	1,558	1,563	1,864	1,563
(E) Tangible assets (Non-GAAP)	$ 82,345	$ 81,154	$ 47,092	$ 45,640	$ 41,748	$ 82,345	$ 41,748
Period-end Shares Outstanding							
(F) Period-end shares outstanding	555	555	312	312	311	555	311
Ratios							
(A)/(D) Total equity to total assets (GAAP)	9.86 %	9.81 %	10.71 %	10.71 %	11.72 %	9.86 %	11.72 %
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (Non-GAAP)	6.89 %	6.78 %	6.63 %	6.81 %	7.48 %	6.89 %	7.48 %
(B)/(F) Book value per common share (GAAP)	$ 13.59	$ 13.30	$ 14.96	$ 14.96	$ 15.04	$ 13.59	$ 15.04
(C)/(F) Tangible book value per common share (Non-GAAP)	$ 10.23	$ 9.92	$ 9.99	$ 9.96	$ 10.02	$ 10.23	$ 10.02

31

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)		4Q20	3Q20	2Q20	1Q20	4Q19	2020	2019
Adjusted Diluted EPS								
Net income available to common ("NIAC") (GAAP)	a	$ 234	$ 523	$ 52	$ 12	$ 117	$ 822	$ 435
Plus Tax effected notable items (Non-GAAP)		20	(331)	12	5	30	(294)	90
Adjusted NIAC (Non-GAAP)	b	$ 255	$ 192	$ 64	$ 17	$ 147	$ 528	$ 525
Diluted Shares (GAAP)	c	557	551	313	313	313	434	316
Diluted EPS (GAAP)	a/c	$ 0.42	$ 0.95	$ 0.17	$ 0.04	$ 0.37	$ 1.89	$ 1.38
Adjusted diluted EPS (Non-GAAP)	b/c	$ 0.46	$ 0.35	$ 0.20	$ 0.05	$ 0.47	$ 1.22	$ 1.66
Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")								
Net Income ("NI") (GAAP)		$ 245	$ 539	$ 57	$ 16	$ 121	$ 857	$ 452
Plus Tax effected notable items (Non-GAAP)		20	(331)	12	5	30	(294)	90
Adjusted NI (Non-GAAP)		$ 265	$ 208	$ 68	$ 21	$ 151	$ 563	$ 543
NI (annualized) (GAAP)	d	$ 974	$ 2,144	$ 228	$ 66	$ 481	$ 857	$ 452
Adjusted NI (annualized) (Non-GAAP)	e	$ 1,055	$ 828	$ 275	$ 84	$ 600	$ 563	$ 543
Average assets (GAAP)	f	$ 83,809	$ 81,683	$ 47,934	$ 43,552	$ 42,886	$ 64,346	$ 41,744
ROA (GAAP)	d/f	1.16 %	2.63 %	0.48 %	0.15 %	1.12 %	1.33 %	1.08 %
Adjusted ROA (Non-GAAP)	e/f	1.26 %	1.01 %	0.57 %	0.19 %	1.40 %	0.87 %	1.30 %
Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE								
NIAC (GAAP)	g	$ 234	$ 523	$ 52	$ 12	$ 117	$ 822	$ 435
Plus Tax effected notable items (Non-GAAP)		$ 20	$ (331)	$ 12	$ 5	$ 30	$ (294)	$ 90
Adjusted NIAC (Non-GAAP)	h	$ 255	$ 192	$ 64	$ 17	$ 147	$ 528	$ 525
Average Common Equity (GAAP)	i	$ 7,444	$ 7,309	$ 4,673	$ 4,611	$ 4,649	$ 6,016	$ 4,530
Intangible Assets (GAAP)		1,871	1,794	1,555	1,560	1,566	1,696	1,575
Average Tangible Common Equity (Non-GAAP)	j	$ 5,573	$ 5,515	$ 3,117	$ 3,051	$ 3,083	$ 4,320	$ 2,955
Equity Adjustment (Non-GAAP)		—	—	—	—	—	23	28
Adjusted Average Tangible Common Equity (Non-GAAP)	k	$ 5,573	$ 5,515	$ 3,117	$ 3,051	$ 3,083	$ 4,343	$ 2,983
ROCE (GAAP)	g/i	12.53 %	28.49 %	4.50 %	1.05 %	9.97 %	13.66 %	9.60 %
Adjusted ROCE (Non-GAAP)	h/i	13.61 %	10.49 %	5.51 %	1.45 %	12.52 %	8.78 %	11.59 %
ROTCE (Non-GAAP)	g/j	16.73 %	37.75 %	6.74 %	1.59 %	15.03 %	19.03 %	14.71 %
Adjusted ROTCE (Non-GAAP)	h/k	18.18 %	13.90 %	8.26 %	2.19 %	18.88 %	12.15 %	17.60 %

32

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		4Q20	3Q20	2Q20	1Q20	4Q19	2020	2019
Adjusted Noninterest Income as a % of Total Revenue								
Noninterest income (GAAP)	a	$ 288	$ 823	$ 206	$ 175	$ 183	$ 1,492	$ 654
Plus notable items (GAAP)		(1)	(532)	—	—	—	(533)	—
Adjusted noninterest income (Non-GAAP)	b	288	291	206	175	183	960	654
Revenue (GAAP)	c	810	1,355	512	478	495	3,155	1,864
Plus notable items (GAAP)		(1)	(532)	—	—	—	(533)	—
Adjusted revenue (Non-GAAP)	d	$ 810	$ 823	$ 512	$ 478	$ 495	$ 2,623	$ 1,864
Noninterest income as a % of total revenue (GAAP)	a/c	35.61 %	60.72 %	40.32 %	36.59 %	37.05 %	47.31 %	35.09 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	b/d	35.56 %	35.32 %	40.32 %	36.59 %	37.05 %	36.60 %	35.09 %
Adjusted Efficiency Ratio								
Noninterest expense (GAAP)	e	$ 508	$ 587	$ 321	$ 302	$ 328	$ 1,718	$ 1,233
Plus notable items (GAAP)		(34)	(116)	(14)	(6)	(37)	(170)	(114)
Adjusted noninterest expense (Non-GAAP)	f	474	471	307	296	291	1,549	1,119
Revenue (GAAP)	g	810	1,355	512	478	495	3,155	1,864
Plus notable items (GAAP)		(1)	(532)	—	—	—	(533)	—
Adjusted revenue (Non-GAAP)	h	$ 810	$ 823	$ 512	$ 478	$ 495	$ 2,622	$ 1,864
Efficiency ratio (GAAP)	e/f	62.71 %	43.31 %	62.74 %	63.26 %	66.35 %	54.47 %	66.15 %
Adjusted efficiency ratio (Non-GAAP)	g/h	58.57 %	57.26 %	59.95 %	62.05 %	58.88 %	59.06 %	60.02 %
Adjusted Reserve Build								
Provision for credit losses (GAAP)	i	$ 1	$ 227	$ 121	$ 154	$ 9	$ 503	$ 45
Plus notable items (GAAP)		—	(147)	—	—	—	(147)	—
Adjusted provision for credit losses (Non-GAAP)	j	$ 1	$ 80	$ 121	$ 154	$ 9	$ 356	$ 45
Net Charge-offs (GAAP)	k	$ 29	$ 67	$ 17	$ 7	$ 3	$ 119	$ 27
Reserve Build/(Release)	i-k	$ (28)	$ 160	$ 104	$ 147	$ 6	$ 384	$ 18
Adjusted Reserve Build/(Release)	j-k	$ (28)	$ 13	$ 104	$ 147	$ 6	$ 237	$ 18

33